UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

EDEN ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-31503
(Commission File Number)

98-0199981
(IRS Employer Identification No.)

Suite 1925 – 200 Burrard Street, Vancouver , British Columbia V6C 3L6 Canada
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0179

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 21, 2004, the Registrant issued a News Release announcing that it has acquired leases covering 210,000 acres on its Noah Project, located in Eureka and White Pine counties in eastern Nevada. The Noah project is located in the Cretaceous Sevier thrust belt, which is part of the North American Cordillera that extends from Alaska to Mexico. In areas where the thrusting coincides with source rock, the Sevier thrust belt contains some of North America’s most prolific oil and gas fields.

Item 9.01 Financial Statements and Exhibits

99.1 News Release dated December 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN ENERGY CORP.

/s/ Donald Sharpe
Donald Sharpe, President
Date: December 22, 2004